SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Debt Offering
On January 11, 2023, the Company issued $500 million aggregate principal amount of senior notes (the “Senior Notes”). These amounts will be recorded net of the underwriting discount and issuance costs of $5 million. The Company will pay semiannual interest on the Senior Notes on January 11 and July 11 of each year, commencing on July 11, 2023, and the Senior Notes will mature on January 11, 2033. The Senior Notes bear interest at 5.594% per annum. On any date prior to October 11, 2032, the Company may redeem some or all of the Senior Notes, subject to a make-whole provision. At any time on or after October 11, 2032, the Company may, at its option, redeem the Notes in whole or in part, at a price equal to 100% of the principal amount of the Senior Notes being redeemed plus accrued and unpaid interest thereon to the redemption date. The Senior Notes contain customary affirmative and negative covenants, including a limitation on certain liens and a limit on the Company’s ability to consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. The Senior Notes also include customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding Senior Notes may be accelerated.
Share Repurchase
On February 9, 2023, the Company’s Board of Directors authorized a new $700 million share repurchase program. Under this program, the Company may, from time to time, purchase shares of its common stock through various means. The Company may choose to suspend or discontinue the repurchase program at any time. The repurchase program does not obligate the Company to purchase any particular number of shares. As of February 9, 2023, Holdings had authorized capacity of approximately $1.1 billion remaining in its share repurchase program.
Accelerated Share Repurchase Agreement
In January 2023, Holdings entered into an ASR with a third-party financial institution to repurchase an aggregate of $75 million of Holdings’ common stock. Pursuant to the ASR, Holdings made a prepayment of $75 million and received initial delivery of 2.0 million Holdings’ shares. The ASR is scheduled to terminate during the first quarter of 2023, at which time additional shares may be delivered or returned depending on the daily volume-weighted average price of Holdings’ common stock.